Basis of Presentation (Policies)	6 Months Ended
Jun. 30, 2015
Basis of Presentation [Abstract]
New Accounting Pronouncements:

(a)Consolidation: In February 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-02-Consolidation. The amendments in this ASU affect reporting entities that are required to evaluate whether they should consolidate certain legal entities. Management believes that this standard will not have a material effect on the Company’s financial position.

(b)Debt Issuance costs: In April 2015, the FASB issued ASU No. 2015-03-Interest-Imputation of Interest, to simplify the presentation of debt issuance costs. The amendments in this ASU would require that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of debt liability, consistent with debt discounts or premiums. Management believes that this standard will not have a material effect on the Company’s financial position.

(c)Fair Value Measurement: In May 2015, the FASB issued ASU No. 2015-07-Fair Value Measurement, which permits a reporting entity, as a practical expedient, to measure the fair value of certain investments using net asset value per share of the investment. Management believes that this standard will not have a material effect on the Company’s financial position.

(d) Revenue from Contracts with Customers: In May 2015, the FASB issued ASU No.2015-14-Revenue from Contracts with Customers, which defers the effective date of ASU 2014-09. Management believes that this standard will not have a material effect on the Company’s financial position.